                                                                   Exhibit 10.14

                            RELATIONSERVE MEDIA, INC.
                            6700 North Andrews Avenue
                         Fort Lauderdale, Florida 33309

                                October 31, 2005

LB I Group Inc.
c/o Lehman Brothers, Inc.
399 Park Avenue
9th Floor
New York NY  10022
Att: Eric C. Salzman

Re:   Securities Purchase Agreement dated as of October 3l, 2005

Dear Eric:

Reference is made to the Securities Purchase Agreement (the "PURCHASE
AGREEMENT"), dated as of October 3l, 2005, among SendTec Acquisition Corp., a
Delaware corporation ("STAC") RelationServe Media, Inc., a Delaware corporation
(the "COMPANY"), and each purchaser identified on the signature pages thereto
(each, including its successors and assigns, a "PURCHASER" and collectively the
"PURCHASERS") and Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Purchasers (together with its successors and assigns in such capacity, the "Agent"), and the transactions contemplated thereby. Capitalized terms used in and not otherwise defined in this letter shall have the meanings ascribed to them in the Purchase Agreement.

This letter confirms our agreement that from and after the Consolidation Date until the Debentures are no longer outstanding, whether because of payment in full or conversion of the Debentures into shares of Company Common Stock:

1.    The Company's board of directors shall not exceed six members.  If requested by you, the Company shall use its best efforts to cause all then members of the board of directors to resign other than Mandee
      Heller Adler and to cause the election of Michael H. Brausser and Paul
      Soltoff as members of the board of directors. If requested by you, the
      Company shall use its best efforts to prevent the election of any member of the board of directors to which you reasonably and timely object.

2.    You shall have the right but not the obligation to designate a member of the board of directors and the Company shall use its best efforts to cause such person's election to the board of directors.  You shall also have the right but not the obligation to designate a representative to attend all meetings of the Board of Directors in a nonvoting observer capacity and, in this respect, the Company shall give such representative copies of all notices, minutes, consents and all other materials that it provides to the directors.

3.    At all times, the Company's independent registered public accounting firm shall be reasonably acceptable to you.

The Company will fully cooperate with you in any due diligence investigation reasonably requested by you with respect to the offer and sale of the Securities
(as defined in the Purchase Agreement) and will furnish you with such information, including financial statements, with respect to the business, operations, assets, liabilities, financial condition and prospects of the
Company and STAC as you may reasonably request. You may rely upon the accuracy and completeness of all such information and the Company acknowledges that you have not been retained to independently verify any of such information. The
Company will be solely responsible for the contents of its offering materials and any and all other written or oral communications provided by or on behalf of the Company to any actual or prospective purchaser of the Securities, and the
Company represents and warrants that such offering materials and such other communications will not, as of the date of the offer or sale of the Securities, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company's filings with the SEC will be deemed offering materials. The Company acknowledges and agrees that you have not furnished any information for the purpose of inclusion in any such offering materials.

Without your prior written consent, the Company will not publicly refer to you or to Lehman Brothers Inc. in connection with the transactions contemplated by this Agreement and the Purchase Agreement except to the extent and after consultation with you and your counsel, the Company reasonably deems such disclosure to be required under applicable law.

In addition to any other indemnification rights that you may have, connection with the transactions contemplated hereby and by the Purchase Agreement, the
Company agrees to indemnify you in accordance with the indemnification provisions set forth as EXHIBIT A hereto and to comply with the other provisions set forth in EXHIBIT A hereto.

Very truly yours,

RELATIONSERVE MEDIA, INC.

By: /s/ Danielle Karp
    -----------------
    Name:  Danielle Karp
    Title: President

AGREED AND ACCEPTED:

LEHMAN BROTHERS, INC. for itself
and for LB I GROUP INC.

By: /s/ Eric C. Salzman
    -------------------
    Name:  Eric C. Salzman
    Title: SVP

                                    EXHIBIT A

      The Company  shall  indemnify  LB I Group Inc.  and Lehman  Brothers  Inc.
(together, "Lehman Brothers") and hold each of them harmless against any and all losses,  claims, damages or liabilities to which they may become subject arising in any manner out of or in connection  with the services or matters that are the subject  of  this  Agreement  and the  Purchase  Agreement  (including,  without limitation, the offer and sale of the Securities), and shall reimburse either of them  promptly  for any legal or other  expenses  reasonably  incurred  by it in connection with  investigating,  preparing to defend or defending,  or providing evidence in or  preparing  to serve or serving as a witness with respect to, any lawsuits, investigations,  claims or other proceedings arising in any manner out of or in  connection  with the  services or matters that are the subject of this
Agreement  and  the  Purchase  Agreement  (including,   without  limitation,  in
connection with the enforcement of this Agreement and the Purchase Agreement and the  indemnification  obligations  set  forth  herein  and  therein);  PROVIDED,
HOWEVER,  that the  Company  shall not be liable in respect of any loss,  claim, damage,  liability  or  expense  to the  extent  that it is  finally  judicially determined that such loss, claim, damage, liability or expense resulted directly from the gross  negligence  or  willful  misconduct  of Lehman  Brothers  in the performance of any services hereunder.

      The Company agrees that the indemnification and reimbursement  commitments set forth herein shall apply whether or not Lehman Brothers is a formal party to any such lawsuits,  claims or other  proceedings and that such commitments shall extend upon the terms set forth  herein to any  controlling  person,  affiliate, director,  officer,  employee  or agent of Lehman  Brothers  (each,  with Lehman
Brothers,  an "Indemnified  Person").  The Company further agrees that,  without
Lehman Brothers' prior written  consent,  which consent will not be unreasonably withheld,  it will not enter into any  settlement  of a lawsuit,  claim or other proceeding arising out of the transactions contemplated by this agreement unless such settlement  includes an explicit and  unconditional  release from the party bringing such lawsuit, claim or other proceeding of all Indemnified Persons.

      The Company  further agrees that the  Indemnified  Persons are entitled to retain  one  separate  counsel  of their  choice in  connection  with any of the matters in respect of which  indemnification,  reimbursement or contribution may be sought under this agreement.

      The  Company  and Lehman  Brothers  agree that if any  indemnification  or reimbursement sought hereunder is judicially  determined to be unavailable for a reason other than the gross negligence or willful misconduct of Lehman Brothers, then, whether or not either of them is the Indemnified  Person, the Company,  on the one hand, and Lehman Brothers, on the other, shall contribute to the losses, claims,  damages,  liabilities  and expenses for which such  indemnification  or reimbursement  is held  unavailable  (i) in such proportion as is appropriate to reflect  the  relative  benefits  to the  Company  on the one hand,  and  Lehman
Brothers on the other hand, in connection  with the  transactions  to which such indemnification or reimbursement  relates, or (ii) if the allocation provided by clause  (i)  above  is  judicially  determined  not  to be  permitted,  in  such proportion as is appropriate to reflect not only the relative  benefits referred to in clause (i) but also the relative  faults of the Company,  on the one hand, and  Lehman  Brothers,  on the  other  hand,  as  well  as any  other  equitable considerations;  PROVIDED,  HOWEVER,  that in no event  shall  the  amount to be contributed by Lehman Brothers  hereunder exceed the amount of the fees actually received by Lehman  Brothers in connection  with the  transactions  contemplated hereby and by the Purchase Agreement.

      Nothing in this Agreement,  expressed or implied, is intended to confer or does  confer on any  person or entity  other  than the  parties  hereto or their respective successors and assigns, and to the extent expressly set forth herein, the  Indemnified  Persons,  any  rights or  remedies  under or by reason of this
Agreement  or as a result of the  services  to be  rendered  by Lehman  Brothers hereunder.  The  parties  acknowledge  that  Lehman  Brothers is not acting in a fiduciary  capacity with respect to the Company and that Lehman  Brothers is not assuming any duties or obligations  other than those expressly set forth in this
Agreement.  The Company  further agrees that neither Lehman  Brothers nor any of
its  controlling  persons,   affiliates,   directors,   officers,  employees  or
consultants  shall have any  liability  to the  Company or any person  asserting claims on behalf of or in right of the Company for any losses, claims,  damages, liabilities  or expenses  arising out of or  relating to this  Agreement  or the services  to be  rendered  by Lehman  Brothers  hereunder,  unless it is finally judicially determined that such losses, claims, damages, liabilities or expenses resulted  directly  from the gross  negligence  or willful  misconduct of Lehman
Brothers.